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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2015

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BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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Section 5 - Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Brinker International, Inc. (the "Company") was held on October 29, 2015. Matters voted upon by shareholders at that meeting were:

Proposal 1
Each of the management’s nominees, was elected a director to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified.

	Number of Shares Voted

Name	For	Against	Withheld	Broker Non-Vote
Elaine L. Boltz	51,526,135	80,426	478,956	3,660,952
Joseph M. DePinto	51,514,153	85,897	485,467	3,660,952
Harriet Edelman	51,049,520	552,712	483,285	3,660,952
Michael A. George	51,107,370	491,110	487,037	3,660,952
William T. Giles	51,104,468	494,009	487,040	3,660,952
Gerardo I. Lopez	51,106,907	491,804	486,806	3,660,952
Jon L. Luther	51,579,575	18,954	486,988	3,660,952
George R. Mrkonic	50,978,566	621,383	485,568	3,660,952
Jose Luis Prado	51,512,080	86,250	487,187	3,660,952
Wyman T. Roberts	51,513,028	86,797	485,692	3,660,952

Proposal 2

The proposal to ratify the appointment of KPMG LLP as Independent Auditors for Fiscal 2016 was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
53,624,366	1,639,694	482,409	3,660,952

Proposal 3

The proposal on executive compensation was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
51,096,994	453,653	534,870	3,660,952

Proposal 4

The proposal on re-approval of profit sharing plan was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
51,004,622	576,079	504,816	3,660,952

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

At its October 29, 2015 meeting, the Board of Director's of the Company declared a quarterly dividend of $0.32 per share on the common stock of the Company. The dividend will be payable on December 24, 2015 to shareholders of record as of December 4, 2015.
Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated October 29, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated: October 29, 2015	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
Chief Executive Officer and
President and President of Chili’s Grill and Bar
(Principal Executive Officer)